Cash at Banks (Details) - Schedule of term deposits - USD ($) $ in Thousands		Dec. 31, 2020	Dec. 31, 2019
Schedule of term deposits [Abstract]
Deposits with original maturities over three months and less than one year	[1]	$ 138,510	$ 119,753
Deposits with original maturities over one year		33,702
Total term deposits		$ 172,212	$ 119,753

[1]	This item includes a deposit in the amount of USD 5,000 thousand (31 December 2019: USD Nil) placed in favor of the Group as collateral against reinsurance arrangements. The interest earned on this deposit is not recognised as investment income and is transferred to the reinsurance company on a semi-annual basis.